UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

JOINT CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2005

La Quinta Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-9110	95-3419438

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas		75038

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 214-492-6600

Not Applicable

Former name or former address, if changed since last report

La Quinta Properties, Inc.

(Exact name of registrant as specified in its charter) `

Delaware	0-9109	95-3520818

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas		75038

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 214-492-6600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 24, 2005, La Quinta Corporation and La Quinta Properties, Inc. (collectively the “Companies”) entered into an underwriting agreement with Lehman Brothers Inc. (the “Underwriter”), relating to the sale of the Companies’ paired shares of common stock, consisting of one share of common stock, par value $0.01 per share, of La Quinta Corporation and one share of class B common stock, par vale $0.01 per share, of La Quinta Properties, Inc. Pursuant to the underwriting agreement, the Companies agreed to sell 19.4 million paired shares of common stock to the Underwriter at a net price of $8.50 per share. The underwriting agreement is attached hereto as Exhibit 99.1.

The paired shares of common stock will be issued pursuant to a prospectus supplement to the prospectus filed as part of the Companies’ universal shelf joint registration statement on Form S-3 (File no. 333-91998 and 333-91998-01). The offering is expected to close on May 31, 2005. The “Risk Factors” included in the prospectus supplement, filed in connection with this offering pursuant to Rule 424(b)(5), update the section of the Companies’ joint annual report on Form 10-K for the year ended December 31, 2004 entitled “Certain Factors You Should Consider About Our Companies, Our Business and Our Securities”. These “Risk Factors” are attached hereto as Exhibit 99.2 and by this reference made a part hereof.

On May 25, 2005, the Companies announced that they have entered into an underwriting agreement with the Underwriter. A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit
Number	Description of Exhibits

5.1	Opinion of Goodwin Procter LLP as to the legality of the shares

99.1	Underwriting Agreement, dated May 24, 2005, between La Quinta Corporation, La Quinta Properties, Inc. and Lehman Brothers Inc.

99.2	Risk Factors

99.3	Press Release, dated May 25, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this joint report to be signed on their behalf by the undersigned, hereunto duly authorized.

La Quinta Corporation
Dated: May 27, 2005	By:	/s/ Mark W. Osterberg
		Name:	Mark W. Osterberg
		Title:	Vice President and Chief Accounting Officer (Principal Accounting Officer and Acting Principal Financial Officer)

La Quinta Properties, Inc.
Dated: May 27, 2005	By:	/s/ Mark W. Osterberg
		Name:	Mark W. Osterberg
		Title:	Vice President and Chief Accounting Officer (Principal Accounting Officer and Acting Principal Financial Officer)

EXHIBIT INDEX

     The following designated exhibits are filed herewith:

Exhibit
Number	Description of Exhibits
5.1	Opinion of Goodwin Procter LLP as to legality of the shares

99.1	Underwriting Agreement, dated May 24, 2005, between La Quinta Corporation, La Quinta Properties, Inc. and Lehman Brothers Inc.

99.2	Risk Factors

99.3	Press Release, dated May 25, 2005